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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 23, 1999
                                                         -----------------

                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)


      Delaware                     333-76801                    52-1495132
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  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)              Identification No.)
   incorporation)

                343 Thornall Street
                     Edison, NJ                                     08837
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      (Address of principal executive offices)                    Zip Code

           Registrant's telephone, including area code: (732) 205-0600



                                 Not Applicable
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         (Former name and former address, if changed since last report)


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ITEM 5.           Other Events

                  Filing of Legality and Tax Opinions

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 1999-S14 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Legal Opinion


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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE MORTGAGE FINANCE CORPORATION

Date: November 23, 1999

                                       /s/ Eileen A. Lindblom
                                       -----------------------------------
                                       Eileen A. Lindblom
                                       Vice President


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                                INDEX TO EXHIBITS

Exhibit No.                Description                           Page
-----------                -----------                           ----

(99.1)                     Legal Opinion                          5